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Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC Capital
Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MLMT 2005-MCP1                STRUCTURAL TERM SHEET                    6/13/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

MLMT 2005-MCP1 Red

A-SB Schedule

            0      6/1/2005      100,000,000.00
            1     7/12/2005      100,000,000.00
            2     8/12/2005      100,000,000.00
            3     9/12/2005      100,000,000.00
            4    10/12/2005      100,000,000.00
            5    11/12/2005      100,000,000.00
            6    12/12/2005      100,000,000.00
            7     1/12/2006      100,000,000.00
            8     2/12/2006      100,000,000.00
            9     3/12/2006      100,000,000.00
           10     4/12/2006      100,000,000.00
           11     5/12/2006      100,000,000.00
           12     6/12/2006      100,000,000.00
           13     7/12/2006      100,000,000.00
           14     8/12/2006      100,000,000.00
           15     9/12/2006      100,000,000.00
           16    10/12/2006      100,000,000.00
           17    11/12/2006      100,000,000.00
           18    12/12/2006      100,000,000.00
           19     1/12/2007      100,000,000.00
           20     2/12/2007      100,000,000.00
           21     3/12/2007      100,000,000.00
           22     4/12/2007      100,000,000.00
           23     5/12/2007      100,000,000.00
           24     6/12/2007      100,000,000.00
           25     7/12/2007      100,000,000.00
           26     8/12/2007      100,000,000.00
           27     9/12/2007      100,000,000.00
           28    10/12/2007      100,000,000.00
           29    11/12/2007      100,000,000.00
           30    12/12/2007      100,000,000.00
           31     1/12/2008      100,000,000.00
           32     2/12/2008      100,000,000.00
           33     3/12/2008      100,000,000.00
           34     4/12/2008      100,000,000.00
           35     5/12/2008      100,000,000.00
           36     6/12/2008      100,000,000.00
           37     7/12/2008      100,000,000.00
           38     8/12/2008      100,000,000.00
           39     9/12/2008      100,000,000.00
           40    10/12/2008      100,000,000.00
           41    11/12/2008      100,000,000.00
           42    12/12/2008      100,000,000.00
           43     1/12/2009      100,000,000.00
           44     2/12/2009      100,000,000.00
           45     3/12/2009      100,000,000.00
           46     4/12/2009      100,000,000.00
           47     5/12/2009      100,000,000.00
           48     6/12/2009      100,000,000.00
           49     7/12/2009      100,000,000.00
           50     8/12/2009      100,000,000.00

           51     9/12/2009      100,000,000.00
           52    10/12/2009      100,000,000.00
           53    11/12/2009      100,000,000.00
           54    12/12/2009      100,000,000.00
           55     1/12/2010      100,000,000.00
           56     2/12/2010      100,000,000.00
           57     3/12/2010      100,000,000.00
           58     4/12/2010      100,000,000.00
           59     5/12/2010      100,000,000.00
           60     6/12/2010       99,775,892.33
           61     7/12/2010       97,984,108.15
           62     8/12/2010       96,349,938.94
           63     9/12/2010       94,707,920.36
           64    10/12/2010       92,892,574.57
           65    11/12/2010       91,233,944.78
           66    12/12/2010       89,402,446.11
           67     1/12/2011       87,727,047.13
           68     2/12/2011       86,043,600.00
           69     3/12/2011       83,859,774.45
           70     4/12/2011       82,157,737.51
           71     5/12/2011       80,284,029.36
           72     6/12/2011       78,564,810.37
           73     7/12/2011       76,674,394.24
           74     8/12/2011       74,937,829.77
           75     9/12/2011       73,192,922.19
           76    10/12/2011       71,277,526.27
           77    11/12/2011       69,515,028.89
           78    12/12/2011       67,582,528.49
           79     1/12/2012       65,802,274.00
           80     2/12/2012       64,013,465.71
           81     3/12/2012       61,894,698.34
           82     4/12/2012       60,121,319.36
           83     5/12/2012       59,143,670.75
           84     6/12/2012       57,369,291.77
           85     7/12/2012       55,452,451.57
           86     8/12/2012       53,679,072.59
           87     9/12/2012       51,897,151.68
           88    10/12/2012       49,954,800.03
           89    11/12/2012       48,154,935.90
           90    12/12/2012       46,195,135.90
           91     1/12/2013       44,377,157.44
           92     2/12/2013       42,550,421.43
           93     3/12/2013       40,263,700.92
           94     4/12/2013       33,967,137.83
           95     5/12/2013       31,961,926.76
           96     6/12/2013       30,096,803.95
           97     7/12/2013       28,073,545.02
           98     8/12/2013       26,189,685.49
           99     9/12/2013       24,296,749.84
          100    10/12/2013       22,246,445.12
          101    11/12/2013       20,334,507.50
          102    12/12/2013       18,265,724.85
          103     1/12/2014       16,334,604.02
          104     2/12/2014       14,394,178.54
          105     3/12/2014       12,004,274.21
          106     4/12/2014       10,042,972.92
          107     5/12/2014        7,926,187.95
          108     6/12/2014        5,945,232.56
          109     7/12/2014        3,809,335.50
          110     8/12/2014        1,808,538.52
          111     9/12/2014                0.00
          112    10/12/2014